UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction	(Commission	(IRS Employer

Two North Riverside Plaza
Suite 2100, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     In connection with the completion of the previously announced mergers (the “Mergers”) of Equity Office Properties Trust, a Maryland real estate investment trust (the “Company”), and EOP Operating Limited Partnership, a Delaware limited partnership and the Company’s operating partnership (“EOP”), with affiliates of Blackstone Real Estate Partners, an affiliate of The Blackstone Group, as discussed in Item 5.01 below, the Company and EOP have executed and delivered (i) the Fifth Supplemental Indenture (the “2000 Supplemental Indenture”), dated as of February 9, 2007, by and among the Company, EOP, Blackhawk Acquisition Trust, a Maryland real estate investment trust (the “Initial Successor”), Blackhawk Parent LLC, a Delaware limited liability company (the “Successor”), U.S. Bank National Association, as trustee (the “Trustee”), and, solely with respect to EOP’s Internotes only, BNY Midwest Trust Company, as trustee (the “Additional Trustee”), which 2000 Supplemental Indenture supplements the Indenture, dated as of August 29, 2000 (as amended and supplemented, the “2000 Indenture”), among the Company, EOP, the Trustee and, solely with respect to EOP’s Internotes only, the Additional Trustee with respect to EOP’s 7.75% Notes due 2007, 4.65% Notes due 2010, 7.00% Notes due 2011, 6.75% Notes due 2012, 5.875% Notes due 2013, 4.75% Notes due 2014, 7.875% Notes due 2031, Floating Rate Notes due 2010, Floating Rate Notes due 2014, 4.00% Exchangeable Senior Notes due 2026 and Internotes (collectively, the “2000 Notes”) and (ii) the Nineteenth Supplemental Indenture (the “1995 Supplemental Indenture”), dated as of February 9, 2007, by and among the Company, EOP, the Initial Successor, the Successor and the Trustee, which 1995 Supplemental Indenture supplements the Indenture, dated as of December 6, 1995 (as amended and supplemented, the “1995 Indenture” ), by and among the Company, EOP and the Trustee with respect to EOP’s 6.75% Notes due 2008, 7.125% Notes due 2009, 7.25% Notes due 2009, 7.65% Notes due 2010, 7.35% Debentures due 2017 and 7.50% Debentures due 2027 (collectively, the “1995 Notes”).
     The 2000 Supplemental Indenture and the 1995 Supplemental Indenture each provide for (i) upon consummation of the merger of the Company with and into the Initial Successor, with the Initial Successor as the continuing entity, the assumption by the Initial Successor of all of the obligations of the Company under the guarantees of the 2000 Notes and the 1995 Notes and the 2000 Indenture and the 1995 Indenture, as applicable, and (ii) upon the effectiveness of the transfer and assignment by the Initial Successor to the Successor of substantially all of the assets, and the assumption of all of the liabilities, of the Initial Successor by the Successor, the assumption by the Successor of all of the obligations of the Initial Successor under the guarantees of the 2000 Notes and 1995 Notes and the 2000 Indenture and 1995 Indenture, as applicable.
     The foregoing summary is qualified in its entirety by reference to the 2000 Supplemental Indenture and the 1995 Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference herein.
Item 3.03. Material Modification to Rights of Security Holders.
     As previously disclosed by the Company, (i) on January 16, 2007, the Company and EOP entered into a supplemental indenture to the 1995 Indenture with respect to the 1995 Notes, (ii) on January 16, 2007, the Company and EOP entered into a supplemental indenture to the 2000 Indenture with respect to the Company’s 4.00% Exchangeable Senior Notes due 2026 issued thereunder (the “Exchangeable Notes”), (iii) on January 19, 2007, the Company and EOP entered into a supplemental indenture to the 2000 Indenture with respect to the 2000 Notes (other than the Exchangeable Notes), (iv) on January 19, 2007, EOP entered into a supplemental indenture to the Indenture, dated as of September 2, 1997 (as amended and supplemented, the “1997 Indenture” and, together with the 1995 Indenture and the 2000 Indenture, the “Indentures”), between EOP and the Trustee with respect to EOP’s 7.41% Senior Notes due 2007, 6.763% Notes due 2007, 6.75% Notes due 2008, 6.80% Notes due 2009, 8.10% Notes due 2010, 7.25% Notes due 2018, 7.25% Notes due 2028 and 7.50% Notes due 2029 (collectively the “1997 Notes” and, together with the 1995 Notes, the 2000 Notes, the “Notes”), and (v) on January 19, 2007, EOP entered into a supplemental indenture to the 1997 Indenture with respect to the 6.763% Notes due 2007 and the 7.25% Notes due 2028

issued thereunder. Such supplemental indentures are hereinafter referred to as the “Supplemental Indentures.”
     The Supplemental Indentures (other than the supplemental indenture to the 2000 Indenture relating to the Exchangeable Notes) were entered into in connection with EOP’s previously announced tender offers and consent solicitations (as amended, the “Offers”) with respect to the Notes (other than the Exchangeable Notes) commenced on December 26, 2006. As part of the Offers, EOP sought and received the requisite consents from holders of the Notes (other than the Exchangeable Notes) to proposed amendments relating to the Notes (other than the Exchangeable Notes) and the Indentures. These Supplemental Indentures (other than the supplemental indenture to the 2000 Indenture relating to the Exchangeable Notes) contain the proposed amendments which amend the Indentures to eliminate substantially all of the restrictive covenants contained in the Indentures and the Notes (other than the Exchangeable Notes), eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions contained in the Indentures and the Notes (other than the Exchangeable Notes). The proposed amendments became operative concurrently with the Mergers, as described in the Offers.
     The Supplemental Indenture to the 2000 Indenture relating to the Exchangeable Notes was entered into in connection with EOP’s previously announced consent solicitation (the “Solicitation”) with respect to the Exchangeable Notes commenced on December 26, 2006. As part of the Solicitation, EOP sought and received the requisite consent from holders of the Exchangeable Notes to proposed amendments relating to the Exchangeable Notes and the 2000 Indenture and the registration rights agreement relating to the Exchangeable Notes. This Supplemental Indenture to the 2000 Indenture contains the proposed amendments which amend the 2000 Indenture with respect to the Exchangeable Notes to eliminate substantially all of the restrictive covenants contained in the 2000 Indenture with respect to the Exchangeable Notes and the Exchangeable Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions contained in the 2000 Indenture and the Exchangeable Notes. The proposed amendments became operative concurrently with the Mergers, as described in the Solicitation documents.
     As previously disclosed by the Company, on January 16, 2007, the Company and EOP entered into an Amendment (the “Amendment”), dated as of January 10, 2007, to its Registration Rights Agreement (the “Registration Rights Agreement”), dated as of June 27, 2006, among the Company, EOP and the several initial purchasers named therein. The Amendment provides for the termination of EOP’s obligations under the Registration Rights Agreement relating to the Exchangeable Notes, including its obligations to maintain the shelf registration statement with respect to the Exchangeable Notes and the common shares issuable upon exchange of the Exchangeable Notes, other than EOP’s obligations to pay liquidated damages upon registration defaults and to indemnify holders under the terms set forth in the Registration Rights Agreement. The Amendment became operative concurrently with the Mergers.
     The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures and the Amendment, copies of which are attached hereto as Exhibits 4.3 through 4.8 and are incorporated by reference herein.
     On February 9, 2007, the Company notified the holders of the Exchangeable Notes of the completion of the Mergers. The Company also notified the holders of the Exchangeable Notes that by virtue of the Mergers and the occurrence of a change of control (as defined in the supplemental indenture relating to the Exchangeable Notes), the Exchangeable Notes have become exchangeable for a period of 30 business days commencing on February 9, 2007, the effective date relating to the Mergers. In addition, because the Mergers constitute a change of control, the Company notified the holders of the Exchangeable Notes that the exchange rate applicable to exchanges occurring up to and including the 30th business day following the effective date of the Mergers will be adjusted for a 30-business day period. As a result, the exchange rate applicable for exchanges occurring up to and including the 30th business day following the effective date will be 24.3354 common shares per $1,000 principal amount of Exchangeable Notes, after which time the exchange rate will be adjusted again and will return to 23.2542 common shares per $1,000 principal amount of Exchangeable Notes. In the Mergers, common shares were converted into the right to receive $55.50 per share in cash and, accordingly, the Exchangeable Notes have become exchangeable for cash only. In connection with exchanges occurring up to and including the 30th business day following the effective date relating to the Mergers, a cash payment of $1,350.61 per $1,000 principal amount of Exchangeable Notes will be made in settlement of such exchanges. After the 30th business day following the effective date relating to the Mergers, exchanging holders will no longer have any entitlement to the adjusted exchange rate and a cash payment of $1,290.61 per $1,000 principal amount of Exchangeable Notes will be made in settlement of such exchanges.
Item 5.01. Changes in Control of Registrant.
     On February 9, 2007, the Company and EOP completed the previously announced Mergers of the Company and EOP with affiliates of Blackstone Real Estate Partners, an affiliate of The Blackstone Group, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of November 19, 2006, as amended, by and among the Company, EOP and affiliates of The Blackstone Group. In connection with the completion of the Merger, the Company expects all of its securities, including its common and preferred shares, listed on the New York Stock Exchange, to be delisted from trading on such Exchange effective February 12, 2007.
     Pursuant to the merger of the Company, the Company’s common shareholders are entitled to receive $55.50 in cash, without interest, for each common share of beneficial interest of the Company that they own immediately prior to the effective time of the Mergers. In exchange for each share issued and outstanding immediately prior to the effective time of the Mergers, holders of the Company’s 5.25% Series B Convertible, Cumulative Preferred Shares and 7.75% Series G Cumulative Redeemable Preferred Shares are entitled to receive one of the 5.25% Series B Convertible, Cumulative Preferred Shares and one of the 7.75% Series G Cumulative Redeemable Preferred Shares of the surviving entity of the Merger, respectively, on substantially similar terms as the Equity Office preferred shares. In addition, in connection with the merger of Equity Office’s operating partnership, its limited partners are entitled to receive $55.50 in cash, without interest, for each unit of partnership that they own in the partnership, or in lieu of such cash consideration, qualified limited partners that properly elected to do so will receive newly issued 6% Class H preferred units in the surviving partnership on a one-for-one basis.
     On February 9, 2007, the Company issued a press release announcing the completion of the Mergers, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     On February 9, 2007, the Company also announced that as of 8:00 a.m., New York City time, on February 9, 2007, the expiration date of the Offers for any and all of its outstanding 2000 Notes, 1997 Notes and 1995 Notes, the amounts of such Notes set forth below had been tendered and not withdrawn in the Offers. All such Notes have been accepted for payment and submitted for cancellation.

	Principal Amount
CUSIP No.	Outstanding	Security Description	Amount Tendered	Percent Tendered

		1995 Notes

848503AH1	$150,000,000	6.750% Notes due 2008	$141,687,000	94.46%

848503AM0	$200,000,000	7.250% Notes due 2009	$198,469,000	99.23%

848497AA1	$150,000,000	7.125% Notes due 2009	$146,810,000	97.87%

848503AP3	$200,000,000	7.650% Notes due 2010	$199,625,000	99.81%

848503AG3	$200,000,000	7.350% Debentures due 2017	$198,819,000	99.41%

848497AB9	$150,000,000	7.500% Debentures due 2027	$147,404,000	98.27%

	Principal Amount
CUSIP No.	Outstanding	Security Description	Amount Tendered	Percent Tendered

		1997 Notes

268766AV4/ 268766AT9	$300,000,000	6.763% Notes due 2007	$294,664,000	98.22%

268766BD3	$50,000,000	7.410% Notes due 2007	$50,000,000	100.00%

268766AJ1	$300,000,000	6.750% Notes due 2008	$288,567,000	96.19%

268766BF8	$500,000,000	6.800% Notes due 2009	$481,912,000	96.38%

268766BN1	$360,000,000	8.100% Notes due 2010	$358,732,000	99.65%

268766AM4	$250,000,000	7.250% Notes due 2018	$249,640,000	99.86%

268766AS1	$225,000,000	7.250% Notes due 2028	$221,373,000	98.39%

268766BH4	$200,000,000	7.500% Notes due 2029	$198,759,000	99.38%

	Principal Amount
CUSIP No.	Outstanding	Security Description	Amount Tendered	Percent Tendered

		2000 Notes

268766BT8	$600,000,000	7.750% Notes due 2007	$575,514,000	95.92%

268766CB6	$800,000,000	4.650% Notes due 2010	$793,343,000	99.17%

268766BU5	$1,100,000,000	7.000% Notes due 2011	$1,074,451,000	97.68%

268766BW1	$500,000,000	6.750% Notes due 2012	$489,690,000	97.94%

268766BY7	$500,000,000	5.875% Notes due 2013	$499,512,000	99.90%

268766BZ4	$1,000,000,000	4.750% Notes due 2014	$986,498,000	98.65%

268766BV3	$300,000,000	7.875% Notes due 2031	$288,385,000	96.13%

268766CC4	$200,000,000	Floating Rate Notes due 2010	$199,250,000	99.63%

268766CA8	$45,000,000	Floating Rate Notes due 2014	$45,000,000	100.00%

26876EAA3	$3,190,000	4.750% Internotes due 2008	$2,027,000	63.54%

26876EAB1	$1,152,000	5.250% Internotes due 2010	$589,000	51.13%

26876EAC9	$1,776,000	4.550% Internotes due 2008	$874,000	49.21%

26876EAD7	$1,255,000	5.100% Internotes due 2010	$562,000	44.78%

26876EAE5	$2,479,000	4.600% Internotes due 2008	$1,501,000	60.55%

26876EAF2	$422,000	5.150% Internotes due 2010	$169,000	40.05%

26876EAG0	$2,010,000	4.300% Internotes due 2008	$1,015,000	50.50%

26876EAH8	$430,000	4.850% Internotes due 2010	$185,000	43.02%

26876EAJ4	$5,171,000	4.300% Internotes due 2008	$2,650,000	51.25%

26876EAK1	$1,837,000	5.000% Internotes due 2011	$1,117,000	60.81%

26876EAL9	$510,000	3.700% Internotes due 2007	$231,000	45.29%

26876EAM7	$1,537,000	4.150% Internotes due 2008	$908,000	59.08%

26876EAN5	$2,112,000	4.000% Internotes due 2008	$1,335,000	63.21%

26876EAP0	$691,000	3.900% Internotes due 2008	$425,000	61.51%

26876EAQ8	$968,000	3.800% Internotes due 2008	$552,000	57.02%

26876EAS4	$1,091,000	3.900% Internotes due 2008	$576,000	52.80%

26876EAU9	$520,000	3.950% Internotes due 2008	$235,000	45.19%

26876EAW5	$1,381,000	4.100% Internotes due 2008	$819,000	59.30%

	Principal Amount
CUSIP No.	Outstanding	Security Description	Amount Tendered	Percent Tendered

26876EAY1	$820,000	3.950% Internotes due 2008	$541,000	65.98%

26876EBA2	$430,000	4.000% Internotes due 2009	$213,000	49.53%

26876EBC8	$1,385,000	4.000% Internotes due 2008	$812,000	58.63%

26876EBE4	$1,461,000	4.000% Internotes due 2009	$1,141,000	78.10%

26876EBG9	$1,112,000	4.000% Internotes due 2009	$697,000	62.68%

26876EBJ3	$944,000	4.150% Internotes due 2009	$749,000	79.34%

26876EBL8	$1,126,000	4.150% Internotes due 2009	$497,000	44.14%

26876EBM6	$252,000	3.700% Internotes due 2007	$35,000	13.89%

26876EBN4	$1,113,000	4.100% Internotes due 2009	$709,000	63.70%

26876EBP9	$942,000	3.750% Internotes due 2007	$226,000	23.99%

26876EBQ7	$913,000	4.150% Internotes due 2009	$555,000	60.79%

26876EBR5	$3,118,000	4.050% Internotes due 2008	$2,457,000	78.80%

26876EBS3	$866,000	4.250% Internotes due 2009	$485,000	56.00%

26876EBT1	$846,000	4.400% Internotes due 2008	$582,000	68.79%

26876EBU8	$167,000	4.750% Internotes due 2010	$78,000	46.71%

26876EBV6	$3,028,000	4.400% Internotes due 2007	$709,000	23.41%

26876EBW4	$644,000	4.800% Internotes due 2009	$274,000	42.55%

26876EBX2	$1,005,000	4.300% Internotes due 2007	$509,000	50.65%

26876EBY0	$680,000	4.450% Internotes due 2008	$350,000	51.47%

26876EBZ7	$1,109,000	4.300% Internotes due 2007	$213,000	19.21%

26876ECA1	$1,186,000	4.500% Internotes due 2008	$902,000	76.05%

26876ECB9	$368,000	4.350% Internotes due 2008	$282,000	76.63%

26876ECC7	$781,000	4.625% Internotes due 2010	$694,000	88.86%

26876ECD5	$2,044,000	4.100% Internotes due 2007	$892,000	43.64%

26876ECE3	$255,000	4.250% Internotes due 2008	$160,000	62.75%

26876ECF0	$635,000	4.200% Internotes due 2008	$277,000	43.62%

26876ECG8	$199,000	4.500% Internotes due 2011	$131,000	65.83%

26876ECH6	$1,555,000	4.200% Internotes due 2007	$902,000	58.01%

26876ECJ2	$589,000	4.350% Internotes due 2008	$177,000	30.05%

26876ECK9	$671,000	4.400% Internotes due 2008	$459,000	68.41%

26876ECL7	$425,000	4.500% Internotes due 2009	$170,000	40.00%

26876ECM5	$549,000	4.400% Internotes due 2008	$255,000	46.45%

26876ECN3	$209,000	4.500% Internotes due 2009	$25,000	11.96%

26876ECP8	$2,102,000	4.450% Internotes due 2008	$840,000	39.96%

26876ECQ6	$766,000	4.550% Internotes due 2009	$246,000	32.11%

26876ECR4	$981,000	4.550% Internotes due 2008	$761,000	77.57%

26876ECS2	$127,000	4.650% Internotes due 2009	$23,000	18.11%

26876ECT0	$1,123,000	4.550% Internotes due 2008	$266,000	23.69%

26876ECU7	$1,094,000	4.650% Internotes due 2009	$753,000	68.83%

	Principal Amount
CUSIP No.	Outstanding	Security Description	Amount Tendered	Percent Tendered

26876ECV5	$536,000	4.400% Internotes due 2008	$273,000	50.93%

26876ECW3	$65,000	4.450% Internotes due 2009	$10,000	15.38%

26876ECX1	$409,000	4.400% Internotes due 2008	$172,000	42.05%

26876ECY9	$534,000	4.500% Internotes due 2009	$226,000	42.32%

26876ECZ6	$372,000	4.650% Internotes due 2011	$207,000	55.65%

26876EDA0	$180,000	4.450% Internotes due 2008	$118,000	65.56%

26876EDB8	$128,000	4.550% Internotes due 2009	$128,000	100.00%

26876EDC6	$190,000	4.700% Internotes due 2011	$120,000	63.16%

26876EDD4	$249,000	4.550% Internotes due 2008	$140,000	56.22%

26876EDE2	$360,000	4.650% Internotes due 2009	$215,000	59.72%

26876EDF9	$267,000	4.700% Internotes due 2008	$40,000	14.98%

26876EDG7	$158,000	4.800% Internotes due 2009	$80,000	50.63%

26876EDH5	$338,000	4.750% Internotes due 2008	$197,000	58.28%

26876EDJ1	$433,000	5.000% Internotes due 2011	$321,000	74.13%
     On February 9, 2007, the Company issued a press release announcing the acceptance of the Notes for payment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit	Location

4.1	Fifth Supplemental Indenture, dated as of February 9, 2007, to the Indenture, dated as of August 29, 2000	Filed herewith

4.2	Nineteenth Supplemental Indenture, dated as of February 9, 2007, to the Indenture, dated as of December 6, 1995	Filed herewith

4.3	Eighteenth Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of December 6, 1995, among EOP, the Company and U.S. Bank National Association	Incorporated by reference to Exhibit 4.1 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.4	Third Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of August 29, 2000, among EOP, the Company and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to the Company’s and EOP’s Registration Statement on Form S-3/A (SEC File No. 333-137267)

4.5	Fourth Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of August 29, 2000, among EOP, the Company, U.S. Bank National Association and BNY Midwest Trust Company	Incorporated by reference to Exhibit 4.3 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.6	Second Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Incorporated by reference to Exhibit 4.4 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.7	Third Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP Partnership and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.8	Amendment, dated as of January 10, 2007, to the Registration Rights Agreement dated as of June 27, 2006	Incorporated by reference to Exhibit 4.7 to the Company’s and EOP’s Registration Statement on Form S-3/A, (SEC File No. 333-137267)

99.1	Press Release Announcing Closing of Transactions, dated February 9, 2007	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Blackhawk Acquisition Trust (as successor by merger to Equity Office Properties Trust) and EOP Operating Limited Partnership have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK ACQUISITION TRUST
Date: February 9, 2007	By:	/S/ KENNETH A. CAPLAN
Kenneth A. Caplan
Vice President and Secretary

EOP OPERATING LIMITED PARTNERSHIP By: BLACKHAWK ACQUISITION TRUST its general partner
Date: February 9, 2007	By:	/S/ KENNETH A. CAPLAN
Kenneth A. Caplan
Vice President and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit	Location

4.1	Fifth Supplemental Indenture, dated as of February 9, 2007, to the Indenture, dated as of August 29, 2000	Filed herewith

4.2	Nineteenth Supplemental Indenture, dated as of February 9, 2007, to the Indenture, dated as of December 6, 1995	Filed herewith

4.3	Eighteenth Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of December 6, 1995, among EOP, the Company and U.S. Bank National Association	Incorporated by reference to Exhibit 4.1 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.4	Third Supplemental Indenture, dated as of January 16, 2007, to the Indenture, dated as of August 29, 2000, among EOP, the Company and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to the Company’s and EOP’s Registration Statement on Form S-3/A (SEC File No. 333-137267)

4.5	Fourth Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of August 29, 2000, among EOP, the Company, U.S. Bank National Association and BNY Midwest Trust Company	Incorporated by reference to Exhibit 4.3 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.6	Second Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP and U.S. Bank National Association	Incorporated by reference to Exhibit 4.4 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.7	Third Supplemental Indenture, dated as of January 19, 2007, to the Indenture, dated as of September 2, 1997, between EOP and U.S. Bank National Association	Incorporated by reference to Exhibit 4.5 to the Company’s and EOP’s Form 8-K filed on January 16, 2007

4.8	Amendment, dated as of January 10, 2007, to the Registration Rights Agreement dated as of June 27, 2006	Incorporated by reference to Exhibit 4.7 to the Company’s and EOP’s Registration Statement on Form S-3/A, (SEC File No. 333-137267)

99.1	Press Release Announcing Closing of Transactions, dated February 9, 2007	Filed herewith